EXHIBIT 10.1
AMENDMENT NO. 1
TO
AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 3rd day of March, 2014, by and between Adept Technology, Inc., a Delaware corporation (“Borrower”), and Silicon Valley Bank (“Bank”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

A.           Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement, dated as of March 25, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement to extend the maturity date as more fully set forth herein.

D.           Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendment to Loan Agreement.

1.1 Section 13 (Definitions).  The following definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Maturity Date” is June 22, 2014.

2. Limitation of Amendments.

2.1 The amendment set forth in Section 1, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The Operating Documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the Operating Documents of Borrower;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made;

3.6 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

3.7 as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations.  Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4. Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of the Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor, (c) Borrower’s payment of an amendment fee in an amount equal to $8,000, and (d) Borrower’s payment of all  Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment and invoiced to Borrower on or prior to the date of this Amendment.

5. Integration.  This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, representations, warranties, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

6. Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.

7. Governing Law; Venue.  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.  Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[Signature page follows.]

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	Adept Technology, Inc.
a Delaware corporation

	By:	/s/ Seth Halio
	Printed Name:	Seth Halio
	Title:	CFO

Bank:	Silicon Valley Bank

	By:	/s/ Ben Fargo
	Printed Name:	Ben Fargo
	Title:	Vice President

[Signature Page to Amendment No. 1 to
Amended and Restated Loan and Security Agreement]

SCHEDULE 1

REAFFIRMATION OF GUARANTY

This Reaffirmation of Guaranty is entered into as of March 3, 2014, by the undersigned (each, a “Guarantor”) in favor of Silicon Valley Bank (“Bank”).

Whereas, Guarantor executed and delivered to Bank an Unconditional Guaranty and Security Agreement, dated as of May 1, 2009 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), with respect to the obligations of Adept Technology, Inc., a Delaware corporation (“Borrower”), in connection with that certain Loan and Security Agreement by and between Borrower and Bank, dated as of May 1, 2009 (the “Original Loan”); and

Whereas, Bank and Borrower amended and restated the Original Loan, pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of March 25, 2013 (as amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “A&R Loan Agreement”).

Whereas, Borrower and Bank have now agreed to amend the A&R Loan Agreement to extend the maturity date as described more fully in that certain Amendment No. 1  to Amended and Restated Loan and Security Agreement, dated as of the date hereof (the “Amendment”).  Capitalized terms used herein without definition shall have the same meanings given them in the A&R Loan Agreement.  Capitalized terms used herein without definition shall have the same meanings given them in the A&R Loan Agreement.

Now, Therefore, for valuable consideration, receipt of which is acknowledged, each Guarantor hereby agrees as follows:

1.           Reaffirmation of Guaranty.  Guarantors jointly and severally hereby ratify and reaffirm their own and each other’s obligations under the Guaranty and agree that none of the amendments, consents, modifications or waivers to the Original Loan or to the A&R Loan Agreement shall impair Guarantor’s obligations under the Guaranty or Bank’s rights under the Guaranty.

2.           Continuing Effect and Absence of Defenses.  Each Guarantor acknowledges that the Guaranty is still in full force and effect and that no Guarantor has any defenses, other than actual payment of the guaranteed obligations, to enforcement of the Guaranty.  Each Guarantor waives any and all defenses to enforcement of the Guaranty that might otherwise be available as a result of the A&R Loan Agreement.

3.           Representations and Warranties.  Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties in the Guaranty are true, accurate and complete as if made the date hereof.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Guaranty to be executed as of the date first noted above.

ADEPT TECHNOLOGY INTERNATIONAL, LTD., a California corporation		ADEPT TECHNOLOGY HOLDINGS, INC., a Delaware corporation

By:	/s/ Seth Halio	By:	/s/ Seth Halio
Printed Name:	Seth Halio	Printed Name:	Seth Halio
Title:	Treasurer	Title:	Treasurer

ADEPT TECHNOLOGY CANADA HOLDING CO., a Nova Scotia unlimited liability company		ADEPT TECHNOLOGY CANADA CO., a Nova Scotia unlimited liability company

By:	/s/ Seth Halio	By:	/s/ Seth Halio
Printed Name:	Seth Halio	Printed Name:	Seth Halio
Title:	Treasurer	Title:	Treasurer

ADEPT INMOTX, INC., a Delaware corporation		ADEPT MOBILEROBOTS LLC, a Delaware limited liability company

By:	/s/ Rob Cain	By:	/s/ Rob Cain
Printed Name:	Rob Cain	Printed Name:	Rob Cain
Title:	CEO	Title:	CEO